Exhibit 10.3

                                SERVICE 1ST BANK

                             1999 STOCK OPTION PLAN
                             ----------------------

                                      INDEX
                                      -----

ARTICLE                                                              COMMENCING
  NO.      DESCRIPTION                                                 ON PAGE
--------------------------------------------------------------------------------

  1.       PURPOSE                                                        1

  2.       ADMINISTRATION                                                 1

  3.       PARTICIPANTS                                                   3

  4.       THE SHARES                                                     3

  5.       GRANTS, TERMS AND CONDITIONS OF OPTIONS                        4

  6.       ADJUSTMENT OF AND CHANGES IN THE SHARES                       10

  7.       LISTING OR QUALIFICATION OF SHARES                            13

  8.       AMENDMENT AND TERMINATION OF THE PLAN                         13

  9.       BINDING EFFECT OF CONDITIONS                                  14

  10.      EFFECTIVENESS OF THE PLAN                                     15

  11.      PRIVILEGES OF STOCK OWNERSHIP;                                15
           SECURITIES LAW COMPLIANCE

  12.      INDEMNIFICATION                                               15

  13.      INFORMATION TO OPTIONEES                                      16

                                SERVICE 1ST BANK

                             1999 STOCK OPTION PLAN

             -------------------[graphic omitted]-------------------

1.   PURPOSE
     -------

           The purpose of this 1999 Stock Option Plan (the "Plan") of Service 1st Bank and its Affiliates (hereinafter collectively referred to as the "Company"), is to secure for the Company and its stockholders the benefits of the incentive inherent in the ownership of Common Stock of Service lst Bank by those key, full-time employees and officers of the Company who will share responsibility with management of the Company for its future growth and success.

           The word "Affiliate", as used in this Plan, means any bank or corporation in an unbroken chain of banks or corporations beginning or ending with the Company, if at the time of the granting of an option, each such bank or corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one or the other banks or corporations in the chain.

2.   ADMINISTRATION
     --------------

           The following provisions shall govern the administration of the Plan:

               (a) The Plan shall be administered by a committee of the Board of Directors duly appointed by the Board (the "Committee") composed of two (2) or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or successor rule or regulation, i.e. each Committee member has not, during the one year prior to service as a Committee member, received the grant of an option under the Plan or any other plan of the Company, except that participation in a formula plan meeting the conditions of Rule 16b-3 under the 1934 Act shall not disqualify a director from being a "disinterested person". The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. The Board of Directors shall designate a Chairman of the Committee from among the Committee members. Acts of the Committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the Committee, at which a quorum of the Committee is present and acting, or (ii) reduced to and approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

               (b) The Company shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan and the terms of any option outstanding under the Plan, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to (i) determine which persons meet the requirements of Section 3 hereof for selection as participants in the Plan and which persons are considered to be "employees" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore eligible to receive incentive stock options under the Plan; (ii) determine to whom of the eligible persons, if any, options shall be granted under the Plan; (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted thereunder shall be "incentive stock options", as defined in the Code, or "nonstatutory stock options"; (iv) specify the number of shares to be covered by each option; (v) in the event a particular option is to be an incentive stock option, determine and incorporate such terms and provisions, as well as amendments thereto, as shall be required in the judgement of the Board of Directors or the Committee, so as to provide for or conform such option to any change in any law, regulation, ruling or interpretation applicable thereto; and
(vi) to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

3.   PARTICIPANTS
     ------------

     Participants in the Plan shall be those non-employee directors, officers and key, full-time, salaried employees of the Company to whom options may be granted from time to time by the Committee.

4.   THE SHARES
     ----------

           The shares of stock initially subject to options authorized to be granted under the Plan shall consist of two hundred forty thousand (240,000) shares of Common Stock (the "Shares") of the Company, or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 6. The Shares subject to the Plan may be set aside out of the authorized but unissued shares of Common Stock of the Company not reserved for any other purpose or out of shares of Common Stock subject to an option which, for any reason, terminates unexercised as to the Shares.

5.   GRANTS, TERMS AND CONDITIONS OF OPTIONS
     ---------------------------------------

           Options may be granted at any time prior to the termination of the Plan to non-employee directors, officers and other key, full-time, salaried employees of the Company who, in the judgment of the Committee, contribute to the successful conduct of the Company's operation through their judgment, interest, ability and special efforts; provided, however, that: (i) for incentive stock options, the aggregate fair market value of the stock (determined as of the date the option is granted) which is exercisable for the first time in any calendar year (under all stock option plans of the Company, its Affiliates or any predecessor of any such corporation) shall not exceed $100,000; (ii) except in the case of termination by death or disability or cause or cessation of status as a director, as set forth in Section 5(c) below, the granted option must be exercised by optionee no later than three (3) months after any termination of employment or status as a director with the Company and said employment or status as a director must have been continuous since the granting of the option. Further, incentive stock options may only be granted to full-time, salaried employees of the Company.

           In addition, options granted pursuant to the Plan shall be subject to the following terms and conditions:

           (a) Number of Shares.

               (i) Each agreement evidencing an option granted under the Plan shall state the number of Shares subject to the option.

               (ii) Each Director who is a Director on the date of adoption of the Plan by the Board of Directors of the Company (the "Commencement Date") shall be entitled to a one-time grant of an option to purchase Five Thousand (5,000) Shares (an "Initial Grant"). The date on which options are granted shall be referred to as the "Date of Grant". Options may not be exercised until approval of the Plan by the Shareholders of the Company at the Company's next Annual Meeting of Shareholders following adoption of the Plan, which shall thereafter vest as provided in
Section 5(d) hereof.

           (b) Vesting Period of Options. With respect to each option granted pursuant to Section 5(a) above, each optionee shall agree to remain as a director and to render his or her services for a period of at least six (6) months from the Date of Grant, but such agreement shall not impose upon the Company any obligation to retain the optionee as a director for any period. No option may be exercised by any optionee unless and until the optionee has served continuously as a director, officer or employee for a period of six (6) months from the Date of Grant of such option, except as set forth in Sections 5(e) and 6 hereof. Options granted pursuant to Section 5(a) shall become exercisable as to one-third of the options each year on the anniversary of the Date of Grant until exercisable in full.

           (c) Option Price. The purchase price (the "Option Price") under each option shall be not less than one hundred percent (100%) of the fair market value of the Shares subject thereto on the date the option is granted, as such value is determined by the Committee. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2. If, however, an employee owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the option price of any incentive stock option granted to such optionee shall be not less than one hundred ten percent (110%) of such fair market value at the time such option is granted.

           (d) Duration and Exercise of Options. Each option shall vest in such manner and at such time at the rate of at least 20% per year up to but not exceeding five (5) years from the date the option is granted for all Participants as the Committee shall determine in its sole discretion, provided that options shall vest pro rata on a monthly basis between the date of grant and any anniversary of the date of grant; provided, further, that if an incentive stock option is granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, such option by its terms is not exercisable after the expiration of four (4) years from the date such option is granted. Each option may be exercised for a period of one hundred twenty (120) months from the date of grant, subject to the vesting provisions set forth herein. The termination of the Plan shall not alter the maximum duration, the vesting provisions, or any other term or condition of any option granted prior to the termination of the Plan.

         To the extent the right to purchase Shares has vested under a Participant's stock option agreement, options may be exercised from time to time by delivering payment in full at the Option Price for the number of Shares being purchased by either: (i) cash, certified check, official bank check or the equivalent thereof acceptable to the Company; or (ii) shares of the Company's Common Stock with a fair market value on the date of exercise equal to the Option Price; or (iii) a combination of (i) and (ii) above; together with written notice to the Secretary of the Company identifying the option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. The Company shall deliver to the Optionee, which delivery shall be not less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, without transfer or issue tax to the Optionee (or other person entitled to exercise the option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. If an option covers incentive and non-statutory stock options, separate stock certificates shall be issued; one or more for stock acquired upon exercise of the incentive stock options and one or more for the stock acquired upon exercise of the non-statutory stock options.

           (e) Termination of Employment, or Director or Officer Status. Upon the termination of an Optionee's status as an employee, director or officer of the Company, his or her rights to exercise an option then held shall be only as follows:

         DEATH OR DISABILITY: If an Optionee's employment or status as an officer or director is terminated by death or disability, such Optionee or such Optionee's qualified representative (in the event of the Optionee's mental disability) or the Optionee's estate (in the event of the Optionee's death) shall have the right for a period of twelve (12) months following the date of such death or disability to exercise the option to the extent the Optionee was entitled to exercise such option on the date of the Optionee's death or disability, provided the actual date of exercise is in no event after the expiration of the term of the option.

         An Optionee's "estate" shall mean the Optionee's legal representative or any person who acquires the right to exercise an option by reason of the Optionee's death.

         CAUSE: If an employee or officer is determined by the Board of Directors to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if an Optionee (other than a director) makes any unauthorized disclosure of any of the secrets or confidential information of the Company, induces any client or customer of the Company to break any contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with the Company, or if an Optionee is removed from any office of the Company by any bank regulatory agency or by judicial process, the Optionee or the Optionee's estate shall be entitled to exercise any option with respect to any Shares for a period of thirty (30) days after termination of employment or status as a director or officer. The Optionee may receive payment from the Company for vacation pay, for services rendered prior to termination, for services for the day on which termination occurred, for salary in lieu of notice, or for other benefits. In making such determination, the Board of Directors shall act fairly and shall give the Optionee an opportunity to appear and be heard at a hearing before the full Board of Directors and present evidence on the Optionee's behalf. For the purpose of this paragraph, termination of employment or officer status shall be deemed to occur when the Company dispatches notice or advice to the Optionee that the Optionee's employment or status as an officer is terminated and not at the time of Optionee's receipt thereof.

         OTHER REASONS: If an Optionee's employment or status as a director or officer is terminated for any other reason other than those mentioned above under

"Death or Disability" and "Cause", the Optionee may, within three (3) months following such termination, exercise the option to the extent such option was exercisable by the Optionee on the date of termination of the Optionee's employment or status as a director or officer, provided the date of exercise is in no event after the expiration of the term of the option.

           (f) Transferability of Option. Each option shall be transferable only by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code and shall be exercisable during the Optionee's lifetime only by the Optionee.

           (g) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any Optionee any right to continue in the employ or in the status as an officer of the Company, nor limit in any way the right of the Company to terminate an Optionee's employment or status as an officer at any time.

         Nor shall any option, nor anything contained in the Plan, obligate the Company or any Affiliate to continue any Optionee's status as a director or to vote any shares held by the Company's proxy holders in favor of any Optionee at any shareholders' meeting of the Company at which directors are to be elected.

           (h) Use of Proceeds from Stock. Proceeds from the sale of Shares pursuant to the exercise of options granted under the Plan shall constitute general funds of the Company.

           (i) Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any Shares until the date of issuance of a stock certificate for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Section 6 hereof.

           (j) Exercisability of Incentive Stock Options. The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company) shall not exceed $100,000. Any option not complying with this Section 5(j) shall be a non-qualified stock option.

           (k) Tax Withholding. The Company may determine that it is required to withhold taxes relating to the exercise of any option and that such tax withholding shall be satisfied in a manner satisfactory to the Company before Shares pursuant to the exercise of an option are delivered to an Optionee. The Optionee may elect to pay such tax upon the exercise of a stock option by surrendering a sufficient number of previously issued shares. The value of Shares surrendered shall be the fair market value of such Shares on the date the exercise becomes taxable. The election to withhold shares otherwise deliverable upon exercise of the option, or to surrender previously issued shares, shall be subject to the approval of the Committee and must be made pursuant to rules established by the Committee.

6.   ADJUSTMENT OF AND CHANGES IN THE SHARES
     ---------------------------------------

           In the event the shares of Common Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise), or if the number of shares of Common Stock of the Company shall be increased through the payment of a stock dividend or increased or decreased through a stock split, the Board of Directors shall substitute for or add to each share of Common Stock of the Company theretofore appropriated or thereafter subject or which may become subject to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Company shall be so changed, or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable so that any Optionee's proportionate interest in the Company by reason of his rights under unexercised portions of such options shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price of the unexercised portion of the option and with a corresponding adjustment in the option price per share.

           In the event of sale, dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Committee shall have the power to cause the termination of every option outstanding hereunder, except that the surviving or resulting corporation may, in its absolute and uncontrolled discretion, tender an option or options to purchase its shares on its terms and conditions, both as to the number of shares and otherwise; provided, however, that in all events the Optionee shall have the right immediately prior to such sale, dissolution, liquidation, or merger or consolidation in which the Company is not the surviving or resulting corporation to notification thereof as soon as practicable and, thereafter, to exercise the Optionee's option to purchase Shares subject thereto to the extent of any unexercised portion of the option, regardless of the vesting provisions of Sections 5(b) and (d) hereof. This right of exercise shall be conditioned upon the execution of a final plan of dissolution or liquidation or a definitive agreement of merger or consolidation.

           In the event of an offer by any person or entity to all shareholders of the Company to purchase any or all shares of Common Stock of the Company (or shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 6 hereof), any Optionee under this Plan shall have the right upon the commencement of such offer to exercise the option and purchase shares subject thereto to the extent of any unexercised or unvested portion of such option.

           No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 6. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

           To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of shares of Common Stock subject to the option, and no adjustment by reason thereof shall be made.

           The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

7.   LISTING OR QUALIFICATION OF SHARES
     ----------------------------------

           All options granted under the Plan are subject to the requirement that if at any time the Board of Directors or the Committee shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of Shares under the option, the option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board of Directors or the Committee.

8.   AMENDMENT AND TERMINATION OF THE PLAN
     -------------------------------------

           The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the shareholders of the Company, (i) materially increase the benefits accruing to Participants under the Plan; (ii) increase the number of securities which may be issued under the Plan; or (iii) modify the requirements as to eligibility for participation in the Plan; and provided further that the terms set forth in Section 5 of the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Except as provided in Section 6, no termination, modification or amendment of the Plan may, without the consent of an employee, director or officer to whom such option shall theretofore have been granted, adversely affect the rights of such employee, director or officer under such option. Unless the Plan shall have been terminated by action of the Board of Directors prior thereto, it shall terminate ten (10) years from the earlier of its adoption by the Board of Directors or approval by the Company's shareholders, unless earlier terminated by the Board of Directors.

           Unless the Plan shall have been terminated by action of the Board of Directors prior thereto, the Plan shall terminate on November 15, 2009 (ten years from the date of its adoption).

9.   BINDING EFFECT OF CONDITIONS
     ----------------------------

           The conditions and stipulations herein contained, or in any option granted pursuant to the Plan shall be, and constitute, a covenant running with all of the Shares acquired by the optionee pursuant to this Plan, directly or indirectly, whether the same have been issued or not, and those Shares owned by the optionee shall not be sold, assigned or transferred by any person save and except in accordance with the terms and conditions herein provided, and the optionee shall agree to use best efforts to cause the officers of the Company to refuse to record on the books of the Company any assignment or transfer made or attempted to be made except as provided in the Plan and to cause said officers to refuse to cancel old certificates or to issue or deliver new certificates therefor where the purchaser or assignee has acquired certificates or the Shares represented thereby, except strictly in accordance with the provisions of the Plan.

10.  EFFECTIVENESS OF THE PLAN
     -------------------------

           The Plan shall become effective only upon approval by the Board of Directors. The grant of any options pursuant to the Plan shall be conditioned upon the registration of the Shares with the Securities and Exchange Commission and Qualification of the offer and sale of the Shares pursuant to the Plan with the Commissioner of Corporations of the State of California, unless in the opinion of counsel to the Company such registration or qualification is not necessary.

11.  PRIVILEGES OF STOCK OWNERSHIP; SECURITIES LAW COMPLIANCE; NOTICE OF SALE
     ------------------------------------------------------------------------

           No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. No Shares shall be purchased upon the exercise of any option unless and until any applicable requirements of any regulatory agencies having jurisdiction, and of any exchanges upon which the Common Stock of the Company may be listed, shall have been satisfied. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options. The optionee shall give the Company notice of any sale or other disposition of any such Shares not more than five (5) days after such sale or other disposition.

12.  INDEMNIFICATION
     ---------------

           The Company shall indemnify its "agents", as defined in Section 317 of the California Corporations Code, to the full extent permitted by Section 317, as amended from time to time, or as permitted by any successor statute to
Section 317, and by the Company's Articles of Incorporation.

13.  INFORMATION TO OPTIONEES
     ------------------------

           The Company shall provide to each optionee during the period for which he or she has one or more options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information to directors or key employees whose duties in connection with the Company assure their access to equivalent information.

                                SERVICE 1st BANK

                      1999 INCENTIVE STOCK OPTION AGREEMENT
                      -------------------------------------

                                                                  Date of Grant:

TO:

         We are pleased to notify you that Service 1st Bank (the "Company") this day hereby grants to you an option to purchase all or any part of __________ shares of the Common Stock of the Company (the "Shares") at the Option Price of ____________ per share (the "Option") as a Stock Option under the Company's 1999 Stock Option Plan (the "Plan").

         THIS OPTION MAY BE EXERCISED ONLY IN ACCORDANCE WITH THE TERMS OF THE PLAN. ONLY CERTAIN PROVISIONS OF THE PLAN ARE SUMMARIZED IN THIS AGREEMENT. A COPY OF THE PLAN IS PROVIDED WITH THIS AGREEMENT.

         THIS OPTION MAY BE EXERCISED ONLY IF THE PLAN IS APPROVED BY SHAREHOLDERS HOLDING A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY.

         1.    Purpose of the Option.
               ---------------------

         One of the purposes of the Plan is to advance the interests of the Company by stimulating the efforts of officers and full-time salaried employees on behalf of the Company, by granting them financial participation in the progress and success of the Company.

         2.    Signature on Option Agreement.
               -----------------------------

         This option cannot be exercised unless you first sign this document in the place provided and return it to the Secretary of the Company. If you fail to do so, this option will terminate and be of no effect. However, your signing and delivering this letter will not bind you to purchase any of the shares subject to this Option. Your obligation to purchase the Shares can arise only when you exercise this Option in the manner set forth in Paragraph 3 below.

         3.    Terms of Option and Exercise of Option.
               --------------------------------------

         The aggregate fair market value (as determined at the time the option is granted) of the shares pursuant to this Agreement which are exercisable by you for the first time during any calendar year shall not exceed $100,000 under all stock option plans of the Company, its affiliates or any predecessor of any such corporation.

         Subject to the provisions of Paragraph 4 below and this Paragraph 3, this Option can be exercised by you at any time during a period of ____________ (______________) months from the granting date as follows:

              (a)    After the expiration of ______________________
(___________) months from the granting date, this Option may be exercised to the extent of ________________percent (__________________%) of the Shares;

               (b) After the expiration of _____________(__________) months from the granting date, this Option may be exercised to the extent of an additional ___________ percent (______________%) of the Shares;

               (c) After the expiration of _____________(__________) months from the granting date, this Option may be exercised to the extent of an additional __________________ percent (___%) of the Shares;

               (d) After the expiration of__________________ (____) months from the granting date, this option may be exercised to the extent of an additional ___________percent(_____%) of the Shares.

               (e) after the expiration of _____________(__________) months from the granting date, this Option may be exercised to the extent of an additional ___________________ percent (______________%) of the Shares.

         Any portion of the Option that you do not exercise shall accumulate and can be exercised by you any time prior to the expiration of _____________ (___________ ) months from the date of grant.

         This Option may be exercised by delivering to the Secretary of the Company payment in full at the Option Price for the number of Shares being purchased in either: (i) cash or by certified check or official bank check or the equivalent thereof acceptable to the Company; or (ii) shares of the Company's Common Stock with a fair market value on the date of exercise equal to the Option Price; or (iii) a combination of (i) and (ii) above; together with a written notice in a form satisfactory to the Company, signed by you specifying the number of Shares you then desire to purchase and the time of delivery thereof, which shall not be less than fifteen (15) days and not more than thirty
(30) days after the giving of such notice unless an earlier or later date is mutually agreed upon. At such time the Company shall, without transfer or issue tax deliver to you (or such other person entitled to exercise the option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the Options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. No fractional Shares shall be issued or delivered.

         As a holder of an Option, you shall have the rights of a shareholder with respect to the Shares subject to this Option only after such Shares shall have been issued to you upon the exercise of this option.

         4.    Termination of Office or Employment.
               -----------------------------------

         If your status as an employee or officer of the Company or its Affiliates (as such term is defined in the Plan) is terminated for any reason other than death, disability or cause, this Option may be exercised within three
(3) months from the date of such termination to the extent you were entitled to exercise the Option on the date of termination, but in no event may this Option be exercised after the expiration of the term of this Option. If, however, you are removed from your office or your employment with the Company or its Affiliates is terminated for cause as defined in the Plan, this Option shall expire thirty (30) days after the time notice or advice of such removal or termination is dispatched by the Company or its Affiliates and notwithstanding anything else herein to the contrary, neither you nor your estate shall be entitled to exercise any Option with respect to any Shares whatsoever after thirty (30) days following such removal or termination.

         5.    Death or Disability.
               -------------------

         If you die or become disabled while an officer or employee of the Company or its Affiliates, the Option may be exercised in whole or in part by you or your qualified representative (in the event of your mental disability) or by the duly authorized executor of your Will or by the duly authorized administrator or special administrator of your estate (in the event of your death) within twelve (12) months from the date of your death or disability to the extent that you had the right to exercise this Option on the date of your death or disability, but in no event after the expiration of the term of this Option.

         Disability shall be determined under Section 422 of the Code in effect at the date of such disability. Section 422 of the Code currently uses the definition of Section 22(e)(3) of the Code which states:

         "(3) PERMANENT AND TOTAL DISABILITY DEFINED -- An individual is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Secretary may require."

         6.    Nontransferability of Option.
               ----------------------------

         This Option shall not be transferable except by Will or the laws of descent and distribution, and this Option may be exercised during your lifetime only by you. Any purported transfer or assignment of this Option shall be void and of no effect, and shall give the Company the right to terminate this Option as of the date of such purported transfer or assignment.

         7.    Adjustment of and Changes in the Shares.
               ---------------------------------------

         Notwithstanding the preceding provisions of this Option Agreement, upon receipt of notice from the Stock Option Committee or the Board of Directors of the pendency of dissolution or liquidation of the Company or a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving corporation, or a sale of substantially all the assets and property of the Company to another person (a "Terminating Event"), this option shall be exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued. Upon the date thirty (30) days after receipt of said notice, this option or any portion hereof not exercised shall terminate, unless provision shall be made in connection with the Terminating Event for assumption of this Option or for substitution for this Option of new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the option of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to the number and kind of shares and prices.

         8.    Subject to Terms of the Plan.
               ----------------------------

         This Agreement shall be subject in all respects to the terms and conditions of the Plan. Your signature herein represents your acknowledgement of receipt of a copy of the Plan. Any dispute or disagreement which shall arise under or as a result of or pursuant to this Agreement shall be finally and conclusively determined by the Board of Directors of the Company or duly appointed Committee in its sole discretion, and such determination shall be binding upon all parties.

         9.    Grant and Exercise of Option: Conditions.
               ----------------------------------------

         The grant of this option is conditioned upon approval of the Plan by the shareholders of the Company, registration of the Shares with the Securities and Exchange Commission and qualification of the offer and sale of the Shares to be issued under the Plan by the Commissioner of Corporations of the State of California, unless in the opinion of counsel to the Company such registration or qualification is not necessary.

         10.   Tax Effects.
               -----------

         THE FEDERAL TAX CONSEQUENCES OF EMPLOYEE STOCK OPTIONS ARE COMPLEX AND SUBJECT TO CHANGE. A TAXPAYER'S PARTICULAR SITUATION MAY BE SUCH THAT SOME VARIATION OF THE GENERAL RULE IS APPLICABLE. ACCORDINGLY, AN OPTIONEE (OR HIS GUARDIAN, ESTATE OR LEGATEE) SHOULD

CONSULT WITH HIS OWN TAX ADVISOR BEFORE EXERCISING ANY OPTION OR DISPOSING OF ANY SHARES ACQUIRED UPON THE EXERCISE OF AN OPTION.

         11.   Rights as a Shareholder.
               -----------------------

         You have no rights as a shareholder of the Company with respect to any Shares until the date of the issuance of a stock certificate to you for such Shares.

         12.   Notification of Sales.
               ---------------------

         You agree that you, or any person acquiring Shares upon exercise of this Option, will notify the Company not more than five (5) days after any sale or disposition of such Shares.

         13.   Information to Optionees.
               ------------------------

         The Company shall provide to you during the period for which you have one or more options outstanding copies of all annual reports and other information which are provided to all shareholders of the Company. The Company is not required to provide such information to key employees whose duties assure their access to equivalent information.

         14.   Tax Withholding.
               ---------------

         Where in the opinion of counsel to the Company it would be appropriate for the Company to withhold taxes relating to the exercise of any option, the Committee may in its discretion require that such tax obligation be satisfied in a manner satisfactory to the Company before shares deliverable pursuant to the exercise of such option are transferred to the optionee. The optionee may make an election to pay such tax by surrendering a sufficient number of previously issued Shares. The value of Shares surrendered shall be the fair market value of such Shares on the date the exercise becomes taxable. The election to withhold shares otherwise deliverable upon exercise of the option, or to surrender previously issued Shares, shall be subject to the approval of the Committee and must be made pursuant to rules established by the Committee.

                                       Service 1st Bank


                                       By:______________________________________

                                       Its:_____________________________________



Agreed to this ________day of ______, 19__.


______________________________________
Signature of Optionee

                                SERVICE 1ST BANK

                               1999 NON-QUALIFIED

                             STOCK OPTION AGREEMENT
                             ----------------------

                                                                  Date of Grant:

TO:

         We are pleased to notify you that Service 1st Bank (the "Company") this day hereby grants to you an option to purchase all or any part of __________ shares of the Common Stock of the Company (the "Shares") at the Option Price of ________ per share (the "Option") as a Stock Option under the Company's 1999 Stock Option Plan (the "Plan").

         THIS OPTION MAY BE EXERCISED ONLY IN ACCORDANCE WITH THE TERMS OF THE PLAN. ONLY CERTAIN PROVISIONS OF THE PLAN ARE SUMMARIZED IN THIS AGREEMENT. A COPY OF THE PLAN IS PROVIDED WITH THIS AGREEMENT.

         THIS OPTION MAY BE EXERCISED ONLY IF THE PLAN IS APPROVED BY SHAREHOLDERS HOLDING A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY.

         1.    Purpose of the Option.
               ---------------------

         One of the purposes of the Plan is to advance the interests of the Company by stimulating the efforts of officers, directors and full-time salaried employees on behalf of the Company, by granting them financial participation in the progress and success of the Company.

         2.    Signature on Option Agreement.
               -----------------------------

         This option cannot be exercised unless you first sign this document in the place provided and return it to the Secretary of the Company. If you fail to do so, this option will terminate and be of no effect. However, your signing and delivering this letter will not bind you to purchase any of the shares subject to the option. Your obligation to purchase the Shares can arise only when you exercise this option in the manner set forth in Paragraph 3 below.

         3.    Terms of Option and Exercise of Option.
               --------------------------------------

         Subject to the provisions of Paragraph 4 below and this Paragraph 3, this option can be exercised by you at any time during a period of __________________ (____) months from the granting date as follows:

               (a) After the expiration of__________________ (____) months from the granting date, this option may be exercised to the extent of not more than __________________ percent (_____________%) of the Shares.

               (b) After the expiration of__________________ (____) months from the granting date, this option may be exercised to the extent of an additional ________________percent (______%) of the shares.

               (c) After the expiration of_________________ (____)months from the granting date, this option may be exercised to the extent of an additional _______________ percent (_________%) of the Shares.

               (d) After the expiration of__________________ (____) months from the granting date, this option may be exercised to the extent of an additional ___________percent(_____%) of the Shares.

               (e) After the expiration of__________________ (____) months from the granting date, this option may be exercised to the extent of an additional ___________ percent (______%) of the Shares.

               (f) After the expiration of__________________ (____) months from the granting date, this option may be exercised to the extent of an additional _____________ percent (___________%) of the Shares.

         Any portion of the options that you do not exercise shall accumulate and can be exercised by you any time prior to the expiration of________________ (___________) months from the granting date.

         This option may be exercised by delivering to the Secretary of the Company, payment in full at the Option Price for the number of Shares being purchased in either: (i) cash or by certified check or official bank check or the equivalent thereof acceptable to the Company; or (ii) shares of the Company's Common Stock with a fair market value on the date of exercise equal to the Option Price; or (iii) a combination of (i) and (ii) above; together with a written notice in a form satisfactory to the Company, signed by you specifying the number of Shares you then desire to purchase and the time of delivery thereof, which shall not be less than fifteen (15) days and not more than thirty
(30) days after the giving of such notice unless an earlier or later date is mutually agreed upon. At such time, the Company shall, without transfer or issue tax to you (or such other person entitled to exercise the option), deliver to you (or such other person entitled to exercise the option) at the principal office of the Company, or such other place as shall be mutually acceptable a certificate or certificates for such shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. No fractional shares shall be issued or delivered.

         As a holder of an option, you shall have the rights of a shareholder with respect to the Shares subject to this option only after such Shares shall have been issued to you upon the exercise of this option.

         4.    Termination of Officer or Director Status or Employment.
               -------------------------------------------------------

         If your status as an employee, director or officer of the Company or its Affiliates (as such term is defined in the Plan) is terminated for any reason other than death, disability or cause, this option may be exercised within three (3) months from the date of such termination to the extent you were entitled to exercise the option on the date of termination, but in no event may this option be exercised after the expiration of the term of this option. If, however, you are removed from your office as an officer or director or your employment with the Company or its Affiliate is terminated for cause as defined in the Plan, this option shall expire thirty (30) days after the time notice or advice of such removal or termination is dispatched by the Company or its Affiliates, or in the instance of a non-employee director at the time of any removal proceeding by any appropriate bank regulatory agency or by judicial process and notwithstanding anything else herein to the contrary, neither you nor your estate shall be entitled to exercise any option with respect to any Shares whatsoever after thirty (30) days following such removal or termination.

         5.    Death or Disability.
               -------------------

         If you die or become disabled while an officer, director or employee of the Company or its Affiliates, the option may be exercised in whole or in part by you or your qualified representative (in the event of your mental disability) or by the duly authorized executor of your Will or by the duly authorized administrator or special administrator of your estate (in the event of your death) within twelve (12) months from the date of your death or disability to the extent that you had the right to exercise this option on the date of your death or disability, but in no event after the expiration of the term of this option.

         Disability shall be determined under Section 422 of the Code in effect at the date of such disability. Section 422 of the Code currently uses the definition of Section 22(e)(3) of the Code which states:

         "(3) PERMANENT AND TOTAL DISABILITY DEFINED -- An individual is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Secretary may require."

         6.    Nontransferability of Option.
               ----------------------------

         This option shall not be transferable except by Will or the laws of descent and distribution, and this option may be exercised during your lifetime only by you. Any purported transfer or assignment of this option shall be void and of no effect, and shall give the Company the right to terminate this option as of the date of such purported transfer or assignment.

         7.    Adjustment of and Changes in the Shares.
               ---------------------------------------

         Notwithstanding the preceding provisions of this option agreement, upon receipt of notice from the Stock Option Committee or the Board of Directors of the pendency of dissolution or liquidation of the Company or a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving corporation, or a sale of substantially all the assets and property of the Company to another person (a "Terminating Event"), this option shall be exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued. Upon the date thirty (30) days after receipt of said notice, this option or any portion hereof not exercised shall terminate, unless provision shall be made in connection with the Terminating Event for assumption of this option or for substitution for this option of new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the option of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to the number and kind of shares and prices.

         8.    Subject to Terms of the Plan.
               ----------------------------

         This Agreement shall be subject in all respects to the terms and conditions of the Plan. Your signature herein represents your acknowledgment of receipt of a copy of the Plan. Any dispute or disagreement which shall arise under or as a result of or pursuant to this agreement shall be finally and conclusively determined by the Board of Directors of the Company or duly appointed Committee in its sole discretion, and such determination shall be binding upon all parties.

         9.    Grant and Exercise of Option: Conditions.
               ----------------------------------------

         The grant of this option is conditioned upon approval of the Plan by the shareholders of the Company, registration of the Shares with the Securities and Exchange Commission and qualification of the offer and sale of the Shares to be issued under the Plan by the Commissioner of Corporations of the State of California, unless in the opinion of counsel to the Company such registration or qualification is not necessary.

         10.   Tax Effects.
               -----------

         THE FEDERAL TAX CONSEQUENCES OF EMPLOYEE OR DIRECTOR STOCK OPTIONS ARE COMPLEX AND SUBJECT TO CHANGE. A TAXPAYER'S PARTICULAR SITUATION MAY BE SUCH THAT SOME VARIATION OF THE GENERAL RULE IS APPLICABLE. ACCORDINGLY, AN OPTIONEE (OR HIS GUARDIAN, ESTATE OR LEGATEE) SHOULD CONSULT WITH HIS OWN TAX ADVISOR BEFORE EXERCISING

ANY OPTION OR DISPOSING OF ANY SHARES ACQUIRED UPON THE EXERCISE OF AN OPTION.

         11.   Rights as a Shareholder.
               -----------------------

         You have no rights as a shareholder of the Company with respect to any Shares until the date of the issuance of a stock certificate to you for such Shares.

         12.   Notification of Sales.
               ---------------------

         You agree that you, or any person acquiring Shares upon exercise of this Option, will notify the Company not more than five (5) days after any sale or disposition of such Shares.

         13.   Information to Optionees.
               ------------------------

         The Company shall provide to you during the period for which you have one or more options outstanding copies of all annual reports and other information which are provided to all shareholders of the Company. The Company is not required to provide such information to key employees whose duties assure their access to equivalent information.

         14.   Tax Withholding.
               ---------------

         Where in the opinion of counsel to the Company it would be appropriate for the Company to withhold taxes relating to the exercise of any option, the Committee may in its discretion require that such tax obligation be satisfied in a manner satisfactory to the Company before shares deliverable pursuant to the exercise of such option are transferred to the optionee. The optionee may make an election to pay such tax by surrendering a sufficient number of previously issued Shares. The value of Shares surrendered shall be the fair market value of such Shares on the date the exercise becomes taxable. The election to withhold shares otherwise deliverable upon exercise of the option, or to surrender previously issued Shares, shall be subject to the approval of the Committee and must be made pursuant to rules established by the Committee.


                                       Service 1st Bank


                                       By:______________________________________

                                       Its:_____________________________________


Agreed to this ___day of __________, 19______.

___________________________________
Signature of Optionee